Related Parties	6 Months Ended
Jun. 30, 2021
Related Party Transactions [Abstract]
Related Parties

Note 12 - Related Parties

During the six months ended June 30, 2021, no advances were received or repaid from/to the individual shareholder. During the year ended December 31, 2020, dividends paid to the individual shareholder were $385,901; the Group received the advances from director for working capital needs in an aggregate of approximately $1,617,000 and repaid in an aggregate of approximately $1,467,000. As a result, due to director in an amount of approximately $152,000 and $150,000 were included in the consolidated balance sheet as of June 30, 2021 and December 31, 2020, respectively.